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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                ---------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 23, 1995




                       GREEN TREE FINANCIAL CORPORATION
              as originator of Home Improvement Loan Trust 1995-A
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     33-53449
      Minnesota                      33-55853                 41-1805295
- -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)          identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
- -------------------------------------------------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:     (612) 293-3400
                                                   ----------------------------



                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.       Changes in Control of Registrant.
              ---------------------------------

              Not applicable.

Item 2.       Acquisition or Disposition of Assets.
              -------------------------------------

              Not applicable.

Item 3.       Bankruptcy or Receivership.
              ---------------------------

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant.
              ----------------------------------------------

              Not applicable.

Item 5.       Other Events.
              -------------

              On March 23, 1995, the Registrant sold approximately $87,895,513 of Certificates for Home Improvement Loans, Series 1995-A (the "Certificates"), evidencing beneficial ownership interests in Home Improvement Loan Trust 1995-A (the "Trust"). The Trust property consists primarily of a pool of home improvement contracts and promissory notes (the "Contracts"), including the right to receive payments due on the Contracts on and after March 1, 1995 (or the date of origination thereof, if later).

Item 6.       Resignations of Registrant's Directors.
              ---------------------------------------

              Not applicable.

Item 7.       Financial Statements and Exhibits.
              ----------------------------------

              (a)  Financial statements of businesses acquired.

                   Not applicable.

              (b)  Pro forma financial information.

                   Not applicable.




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              (c)  Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                   Exhibit No.     Description
                   -----------     -----------

                     4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of March 1, 1995 (without Exhibits L and M) creating a trust entitled Home Improvement Loan Trust 1995-A


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GREEN TREE FINANCIAL CORPORATION
                                     as originator of Home Improvement
                                     Loan Trust 1995-A



                                   By: /s/ John W. Brink
                                       -----------------------------------
                                       John W. Brink
                                       Executive Vice President, Treasurer
                                         and Chief Financial Officer




                                      3
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                              INDEX TO EXHIBITS



Exhibit Number                                                  Page
- --------------                                                  ----

4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of March 1, 1995 (without Exhibits L and M) creating a trust entitled Home Improvement Loan Trust 1995-A




                                       4